ANNUAL INCENTIVE COMPENSATION
                              PLAN FOR EMPLOYEES OF

                               PSEG RESOURCES INC.

                                 JANUARY 1, 1995





                                                    AS AMENDED DECEMBER 21, 1998


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                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

1.         Purposes....................................................... 1

2.         Definitions.................................................... 1

3.         Eligibility.................................................... 3

4.         Administration................................................. 4

5.         Determination of Target Incentive Amount....................... 5

6.         Determination of Individual Performance Objectives............. 5

7.         Determination of Planned Corporate Performance Goal
           and Incentive Award Pool....................................... 6

8.         Determination of Preliminary Incentive Amount.................. 7

9.         Determination of Final Incentive Award......................... 7

10.        Distribution................................................... 9

11.        Termination.................................................... 9

12.        Assignment.....................................................10

13.        Plan Does Not Constitute an Employment Agreement...............10

14.        Amendment or Termination of the Plan by the Company............10

15.        What Constitutes Notice........................................11

16.        Advance Disclaimer of Any Waiver...............................11

17.        Effect on Invalidity of Any Part of the Plan...................11

18.        Plan Binding on Any Successor Owner............................12

19.        Laws Governing This Plan.......................................12

20.        Miscellaneous..................................................12

21.        Withholding....................................................12

22.        Effective Date.................................................12


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                               PSEG RESOURCES INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN

                                 January 1, 1995

1. PURPOSES

     The purposes of this Plan are to foster attainment of the financial and operating objectives of the Company by providing incentive to employees who contribute significantly to attainment of those objectives; to promote individual accountability for achieving the Company's annual performance and operating goals; to supplement the Company's salary and benefit programs so as to provide overall compensation for employees which is competitive with corporations with which the Company must compete for talent; and to assist the Company in attracting and retaining employees who are important to its continued success.

2. DEFINITIONS

     As used in this Plan, the following words and phrases shall have the following meanings unless the context clearly requires otherwise:

          (a) "Base Salary" - a sum equal to the annual rate of a Participant's base compensation as of the last day of the Plan Year.

          (b) "Committee" - the Compensation Committee of the Board of Directors of the Company.

          (c) "Company" - PSEG Resources Inc.


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          (d) "Disability" - any physical or mental condition which renders a
     Participant incapable of performing further work for the Company and that results in termination of such Participant's employment.

          (e) "Employee" - each salaried exempt employee of the Company.

          (f) "Final Incentive Award" - the amount earned by a Participant in accordance with Paragraph 9 of this Plan.

          (g) "Incentive Award Pool" - the total amount of dollars to be awarded to all Participants in this Plan in any Plan Year as determined by the Committee pursuant to Paragraph 7(c) of this Plan.

          (h) "Participant" - each such Employee of the Company as may be designated by the Committee to participate in this Plan.

          (i) "Performance Objectives" - goals and objectives established in accordance with Paragraph 6 of this Plan, the achievement of which will be the basis upon which a Participant's Final Incentive Award will be computed.

          (j) "Plan" - this Annual Incentive Compensation Plan for Employees of PSEG Resources Inc.

          (k) "Planned Corporate Performance Goal" - the goal for the Company's corporate performance for a Plan Year established by the Committee as the standard against which the amount of an Incentive Award Pool will be determined in accordance with Paragraph 7 of this Plan.


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                                      -3-


          (l) "Plan Year" - the calendar year.

          (m) "Preliminary Incentive Amount" - the amount determined under Paragraph 8 of this Plan.

          (n) "Retirement" - termination of employment with the Company (i) at or after the age of 62 or (ii) under circumstances entitling the Participant to an immediately payable retirement benefit under the Pension Plan of Public Service Electric and Gas Company.

          (o) "Subsidiary" - a corporation at least 80% of the voting stock of which is owned by the Company.

          (p) "Target Incentive Amount" - the amount determined under Paragraph 5 of this Plan.

3. ELIGIBILITY

     (a) All Employees of the Company and its subsidiaries shall be eligible to participate in this Plan. For each Plan Year, the Committee may select such Employees (individually or by position) for participation in the Plan upon such terms as it deems appropriate. A determination with respect to any Participant for any particular Plan Year shall be made no later than the beginning of the Plan Year, except that designation of Participants with respect to (i) the first Plan Year shall be made within 30 days of the initial adoption of this Plan and
(ii) new hires shall be made within 30 days of the date of hire. Further, the Committee may adjust any Final Incentive Award of any Participant if the Committee deems it appropriate to so do to reflect a change which may have occurred during a Plan Year in such Participant's employee responsibilities.


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                                      -4-


     (b) Participation in the Plan in one Plan Year shall not guarantee participation in any other Plan Year. The Committee shall have sole discretion with respect to the selection of Participants or whether to suspend operation of the Plan for any period of time.

4. ADMINISTRATION

     (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, for each Plan Year the Committee shall have full and final authority to select Participants, to designate a Target Incentive Amount for each Participant, to establish an Incentive Award Pool, to approve the Performance Objectives of Participants, to establish the Planned Net Income and to determine or approve the amount of all Final Incentive Awards. The Committee shall also have, subject to the provisions of the Plan, full and final authority to interpret the Plan, to establish and revise rules, regulations and guides relating to the Plan, to entertain appeals of Participants or beneficiaries regarding alleged adverse determinations under the Plan and to make any other determinations that it believes necessary or advisable for the administration of the Plan. The Committee may delegate to the President of the Company or to any other officer of the Company any such responsibilities other than (i) final approval of the Incentive Award Pool, (ii) determination of Planned Corporate Performance Goal, (iii) approval of the President's Target Incentive Amount, Performance Objectives and Final Incentive Award, or (iv) entertaining appeals of alleged adverse determinations.


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                                      -5-


     (b) All decisions and determinations by the Committee shall be final and binding upon all parties, including shareholders, Participants, beneficiaries and other Employees.

5. DETERMINATION OF TARGET INCENTIVE AMOUNT

     Prior to each Plan Year, or, in the case of the First Plan Year, within 30 days of the initial adoption of the Plan and, in the case of new hires, within 30 days of the date of hire, the Committee shall approve a Target Incentive Amount for each Participant based upon the Participant's position and potential to contribute to the attainment of the Company's financial and operating objectives. The Target Incentive Amount shall be expressed as a percentage of the Participant's Base Salary. Target Incentive Amounts for individual Participants may vary from Plan Year to Plan Year in the discretion of the Committee.

6. DETERMINATION OF INDIVIDUAL PERFORMANCE OBJECTIVES

     Prior to each Plan Year, or, in the case of the First Plan Year, within 30 days of the initial adoption of the Plan and, in the case of new hires, within 30 days of hire, the Committee shall approve each Participant's Performance Objectives. Performance Objectives shall be measurable goals which (i) are related to the Company's business objectives and (ii) reflect outcomes or results that the Participant can directly influence. Performance Objectives are to be developed by Participants in conjunction with their immediate supervisors, except that the President's Performance Objectives shall be established in conjunction with the Committee. Each objective


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                                      -6-


shall be weighted to reflect its overall impact on the Participant's Target Incentive Award.

7. DETERMINATION OF PLANNED CORPORATE PERFORMANCE GOAL
   AND INCENTIVE AWARD POOL

     (a) Prior to the beginning of each Plan Year, or, in the case of the First Plan Year, within 30 days of the initial adoption of the Plan, the Committee shall establish an Planned Corporate Performance Goal for the Company for such Plan Year. Such goal shall be any measurable criteria of corporate performance as the committee may deem appropriate. The Committee may change such criteria or measurement from Plan Year to Plan Year as it deems appropriate.

     (b) At the time that the Committee establishes the Company's Planned Corporate Performance Goal for a Plan Year, it shall also establish a schedule to be used in computing the Incentive Award Pool. Such schedule shall define the levels of achievement of the Planned Corporate Performance Goal for the Plan Year will result in adjustments to the Incentive Award Pool, upwards for superior performance and downward for failure to achieve goals.

     (c) Not later than 90 days after the completion of each Plan Year, the Committee shall certify the Company's Corporate Performance for such Plan Year based upon the Company's audited financial statements for that year.

     (d) Thereafter, an Incentive Award Pool shall be established based upon the Company's success in achieving its


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                                      -7-


Planned Corporate Performance Goal for that Plan Year.

8. DETERMINATION OF PRELIMINARY INCENTIVE AMOUNT

     Participant's Preliminary Incentive Amount shall then be determined by multiplying the amount of the Incentive Award Pool by a factor which equals the proportion that such Participant's Target Incentive Award is to the total Target Incentive Awards of all Participants.

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For Example:

Assumptions:  (a)  Participant A's Target
                   Incentive Amount                  = $ 15,000

              (b)  Sum of all Participants'
                   Target Incentive Awards           = $600,000

              (c)  Total Incentive Award Pool        = $720,000

      15,000
     -------
     600,000   X  $720,000  =  $18,000

================================================================================

9. DETERMINATION OF FINAL INCENTIVE AWARD

     (a) Within 90 days of the end of each Plan Year, each Participant's supervisor, or in the case of the President or any Vice President of the Company, the Committee, shall certify the extent to which such Participant has achieved his/her Performance Objectives. Such certification shall be in writing and shall be expressed in terms of percentage of achievement of each of the several objectives.

     (b) Each Participant's Preliminary Incentive Award shall then be multiplied by the weighted percentage of


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                                      -8-



achievement of his/her individual Performance Objectives to determine the Participant's Final Incentive Award.


--------------------------------------------------------------------------------

For Example:

 Participant A
--------------------------------------------------------------------------------
                   Weighting          Percentage of                Final Award
 Objective #       Factor(1)          Achievement(2)                  Factor
--------------------------------------------------------------------------------
      1               .10                 100                         .10
--------------------------------------------------------------------------------
      2               .25                  90                         .225
--------------------------------------------------------------------------------
      3               .35                  90                         .315
--------------------------------------------------------------------------------
      4               .30                 110                         .33
--------------------------------------------------------------------------------
                                                                      .97
--------------------------------------------------------------------------------

(1)  Established prior to the beginning of the Plan Year.

(2)  Determined within 90 days of the close of the Plan Year.

     Thus, in this example, Participant A's Final Incentive Award would be equal to 97% of his/her Preliminary Incentive Amount or, following the example in Paragraph 8 $18,000 X .97 = $17,460.

--------------------------------------------------------------------------------

     (c) Notwithstanding anything contained in this Plan to the contrary, a Participant's Final Incentive Award shall not exceed 100% of such Participant's Base Salary for the Award Year to which it relates.

     (d) Notwithstanding anything contained in this Plan to the contrary, the total of all Participants' Final Incentive Awards for any Plan Year shall not exceed the amount of the Incentive Award Pool established for such Plan Year.


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                                      -9-


10. DISTRIBUTION

     (a) All distributions of a Participant's Final Incentive Award shall be made as of a distribution date established by the Committee which shall be no later than 120 days after the close of the Plan Year to which such award relates.

     (b) All distributions shall be in one lump sum in money by check.

11. TERMINATION

     (a) If the employment of a Participant is terminated on account of the Participant's death, disability or retirement, the Committee shall, if it determines that an award under this Plan may be earned for the Plan Year of termination, prorate such award for that part of the Plan Year in which the Participant was participating prior to such termination and the Company shall pay such prorated award as soon as practicable after determination, unless otherwise determined by the Committee.

     (b) If the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the Participant shall not receive any award under this Plan for the Plan Year of termination.

     (c) If a Participant becomes a Participant during a Plan Year, any award under this Plan to the Participant shall be appropriately prorated from the time the Participant entered the Plan to the end of the Plan Year.


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     (d) In the case of a Participant's death, any payment under the Plan shall be made to the Participant's estate. Such payment shall be made as a lump sum as soon as practicable after determination of the Final Incentive Award in accordance with Paragraph 9.

12. ASSIGNMENT

     No benefit or award under the Plan shall in any manner or to any extent be assigned, alienated or transferred by any Participant under the Plan or subject to attachment, garnishment or other legal process.

13. PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT

     This Plan shall not constitute a contract for the continued employment of any Participant by the Company. The Company reserves the right to modify a Participant's compensation at any time and from time to time as it considers appropriate and to terminate any Participant's employment for any reason at any time notwithstanding this Plan.

14. AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY

     The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall materially adversely affect the right of a Participant in respect of a previously earned Final Incentive Award which has not been paid, unless such Participant or his or her legal representative shall consent to such change. If this


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Plan is terminated during any Plan Year in which Participants have been selected to participate, the Board of Directors may authorize the Committee to prorate and make provision for payment of Final Incentive Awards for such a period.

15. WHAT CONSTITUTES NOTICE

     Any notice to a Participant or legal representative hereunder shall be given either by delivering it, or by depositing it in the United States mail, postage prepaid, addressed to his last-known address. Any notice to the Company or the Committee hereunder shall be given either by delivering it, or depositing it in the United States Mail, postage prepaid, to the Secretary, PSEG Resources Inc., 80 Park Plaza, T4B, P. O. Box 1171, Newark, New Jersey 07101.

16. ADVANCE DISCLAIMER OF ANY WAIVER

     Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

17. EFFECT ON INVALIDITY OF ANY PART OF THE PLAN

     The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


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18. PLAN BINDING ON ANY SUCCESSOR OWNER

     Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

19. LAWS GOVERNING THIS PLAN

     Except to the extent federal law applies, this Plan shall be governed by the laws of the State of New Jersey.

20. MISCELLANEOUS

     The masculine pronoun shall also mean the feminine and vice versa wherever appropriate.

21. WITHHOLDING

     The Company shall have the right to deduct from any payment any sums required to be withheld by federal, state, or local tax law. There is no obligation hereunder that any Participant or other person be advised in advance of the existence of the tax or the amount so required to be withheld.

22. EFFECTIVE DATE

     This Plan shall be effective as of January 1, 1995.